Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Greentree Software, Inc.

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts in the Prospectus.

                                           [Signature of KPMG Peat Marwich, LLP]


St. Petersburg, Florida
June 3, 1996